Exhibit 10.5

AGREEMENT

AGREEMENT (this “Agreement”) dated as of September 15, 2005 by and among Solomon Technologies, Inc., a Delaware corporation (the “Company”), Woodlaken LLC (“Woodlaken”), Jezebel Management Corporation (“Jezebel”), Pinetree (Barbados) Inc. (“Pinetree”) and Coady Family LLC (“Coady”, and, together with Woodlaken, Jezebel and Pinetree, the “Investors”).

W I T N E S S E T H:

WHEREAS, the Company sold $600,000 aggregate principal amount of Senior Secured Promissory Notes to the Investors in the amounts set forth on Schedule 1 (the “Notes”); and

WHEREAS, the Company and the Investors now wish to amend the Notes to extend their maturity until November 1, 2005.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	AMENDMENT OF NOTES.

1.1. Extension of Maturity Date. Each of the outstanding Notes is hereby amended by striking the maturity date of October 1, 2005 and substituting therefor a new maturity date of November 1, 2005.

1.2. Full Force and Effect. Except as amended hereby, the terms of the Notes remain in full force and effect.

2.	MISCELLANEOUS.

2.1. Law Applicable. This Agreement shall be governed by and construed pursuant to the laws of the State of New York, without giving effect to conflicts of laws principles.

2.2. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument and it shall not be necessary in making proof of this Agreement to account for all such counterparts.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands to this Agreement as of the day and year first above written.

COMPANY:

SOLOMON TECHNOLOGIES, INC.

By:	/s/ Peter W. DeVecchis, Jr.
Name: Peter W. DeVecchis, Jr.
Title: President

WOODLAKEN LLC

By:	/s/ Gary M. Laskowski
Name: Gary M. Laskowski
Title: Manager

JEZEBEL MANAGEMENT CORPORATION

By:	/s/ Michael A. D’Amelio
Name: Michael A. D’Amelio
Title: President

PINETREE (BARBADOS) INC.

By:	/s/ J. Gordon Murphy
Name: J. Gordon Murphy
Title: President

COADY FAMILY LLC

By:	/s/ Patrick D. Coady
Name: Patrick D. Coady
Title: Manager

SCHEDULE 1

Senior Notes

Name of Investor	Date Issued	Principal Amount
Woodlaken LLC	March 7, 2005	$40,000.00
Jezebel Management Corporation	March 16, 2005	$100,000.00
Pinetree (Barbados) Inc.	April 1, 2005	$50,000.00
Woodlaken LLC	April 1, 2005	$10,000.00
Jezebel Management Corporation	April 18, 2005	$75,000.00
Coady Family LLC	May 25, 2005	$100,000.00
Jezebel Management Corporation	July 8, 2005	$75,000.00
Jezebel Management Corporation	August 16, 2005	$150,000.00